                                                                 EXHIBIT 10.62.4

                                                                      Mirage Inn

                   CONSENT TO TRANSFER AND RELEASE AGREEMENT


      THIS CONSENT TO TRANSFER AND RELEASE AGREEMENT ("AGREEMENT") is made effective as of September 30, 2005 by and among FORTRESS INVESTMENT TRUST II, a Delaware business trust ("TRANSFEROR"), ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("TRANSFEREE"), BROOKDALE SENIOR LIVING INC., a Delaware corporation ("NEW KEY PRINCIPAL"), FIT REN MIRAGE INN LP, a Delaware limited partnership ("BORROWER") and FANNIE MAE.


                                    RECITALS:

      A. Fannie Mae is the holder of that certain Multifamily Note (the "NOTE"), dated as of June 21, 2005, in the original principal amount of $15,000,000.00 made by Borrower to GMAC Commercial Mortgage Bank, a Utah industrial bank ("ORIGINAL LENDER"), which Note evidences a loan (the "LOAN") made by Original Lender to Borrower. To secure the repayment of the Note, Borrower also executed and delivered a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005, recorded in the official records of Riverside County, State of California on June 30, 2005, as Instrument No. 2005-0526472, which grants a lien on the property described in Exhibit A to this Agreement (the "PROPERTY"). Borrower is liable for the payment and performance of all of Borrower's obligations under the Note, the Security Instrument and all other documents executed in connection with the Loan, as listed on Exhibit B to this Agreement (collectively, the "LOAN DOCUMENTS"). Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae. The current servicer of the Loan is GMAC Commercial Mortgage Corporation, a California corporation ("SERVICER").

      B. Transferor is liable under the Exceptions to Non-Recourse Guaranty dated as of June 21, 2005 (the "GUARANTY").

      C. Fannie Mae has been asked to consent to the transfer of Transferor's indirect ownership interest in Borrower to Transferee (the "TRANSFER") and the assumption by New Key Principal of the obligations of Transferor under the Guaranty.

      D. Fannie Mae has agreed to consent to the Transfer subject to the terms and conditions stated below.

      In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor, Transferee, Borrower, New Key Principal and Fannie Mae agree as follows:

CONSENT TO TRANSFER AND RELEASE AGREEMENT-              FORM 4522 12/97 (Page 1)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

1. ASSUMPTION BY NEW KEY PRINCIPAL OF LIABILITY FOR THE EXCEPTIONS TO NON-RECOURSE. New Key Principal hereby assumes all liability under the provisions of the Guaranty and shall be considered the "Key Principal" for all purposes under the Loan Documents.

2. CONSENT TO TRANSFER. Fannie Mae hereby consents to the Transfer and to the assumption by New Key Principal of all of the obligations of Transferor under the Guaranty, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the Transfer is not intended to be and shall not be construed as a consent to any subsequent transfer which requires the Lender's consent pursuant to the terms of the Security Instrument.

3. RELEASE OF TRANSFEROR. Fannie Mae hereby releases Transferor from all of its obligations under the Guaranty and the Loan Documents and Transferor shall have no further liability thereunder; provided, however, that Transferor is not released from any liability pursuant to this Agreement.

4. COSTS. Transferee and Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and Servicer in connection with Fannie Mae's consent to and approval of the Transfer and a transfer fee of $0.00 in consideration of the consent to the Transfer.

6. FINANCIAL INFORMATION. Transferor represents and warrants to Fannie Mae that all financial information and information regarding the management capability of Transferor provided to Servicer or Fannie Mae was true and correct as of the date provided to Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

7. ADDRESSES. Transferee's address for notice hereunder and under the Loan Documents is:

      Alterra Healthcare Corporation
      6737 W. Washington Street, Suite 2300
      Milwaukee, Wisconsin  53214

      Transferor's address for notice hereunder and under the Loan Documents is:

      1251 Avenue of the Americas
      16th Floor
      New York, New York  10020

      New Key Principal's address for notice hereunder and under the Loan Documents is:

      330 North Wabash
      Suite 1400

CONSENT TO TRANSFER AND RELEASE AGREEMENT-              FORM 4522 12/97 (Page 2)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

      Chicago, Illinois 60611

8. COMPLETE RELEASE. Transferee, Transferor, New Key Principal and Borrower jointly and severally as between Transferor, Transferee, New Key Principal and Borrower, unconditionally and irrevocably release and forever discharge Original Lender, Fannie Mae, Servicer and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee under the Security Instrument (collectively, the "Indemnitees") from all Claims, as defined below, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims and the Transfer. Notwithstanding the foregoing, Transferor shall not be responsible for any claims arising from the action or inaction of Transferee or New Key Principal, and Transferee and New Key Principal shall not be responsible for any claims arising from the action or inaction of Transferor. As used in this Agreement, the term "CLAIMS" shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Borrower or Transferor or any of their respective partners, members, officers, agents or employees may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, NEGLIGENCE, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law. Transferor, Transferee, New Key Principal and Borrower agree that Fannie Mae, Original Lender and Servicer have no fiduciary or similar obligations to Transferor, Transferee or New Key Principal and that the relationship between Borrower and Fannie Mae is strictly that of creditor and debtor. This release is accepted by Fannie Mae and Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either. Transferor, Transferee, New Key Principal and Borrower hereby represent and warrant that they are

CONSENT TO TRANSFER AND RELEASE AGREEMENT-              FORM 4522 12/97 (Page 3)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae
      the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

9.    MISCELLANEOUS.

            (a) This Agreement shall be construed according to and governed by the laws of the jurisdictions in which the Property is located without regard to its conflicts of law principles.

            (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

            (c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

            (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

            (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

            (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

            (g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

CONSENT TO TRANSFER AND RELEASE AGREEMENT-              FORM 4522 12/97 (Page 4)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        BORROWER:

                                        FIT REN MIRAGE INN LP, a Delaware
                                        limited partnership

                                        By: FIT REN Holdings GP, a Delaware
                                            corporation, its general partner


                                            /s/ Jeffrey R. Rosenthal
                                        By:_________________________________
                                        Name:  Jeffrey R. Rosenthal
                                        Title: CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT-              FORM 4522 12/97 (Page 5)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

                                        TRANSFEROR:

                                        FORTRESS INVESTMENT TRUST II, a
                                        Delaware business trust


                                            /s/ Jeffrey R. Rosenthal
                                        By:_____________________________________
                                        Name:  Jeffrey R. Rosenthal
                                        Title: CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT-              FORM 4522 12/97 (Page 7)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

                                        TRANSFEREE:

                                        ALTERRA HEALTHCARE CORPORATION,
                                        a Delaware corporation


                                            /s/ Kristin A. Ferge
                                        By:_____________________________________
                                        Name:  Kristin A. Ferge
                                        Title: CFO & VP


CONSENT TO TRANSFER AND RELEASE AGREEMENT-              FORM 4522 12/97 (Page 9)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

                                        NEW KEY PRINCIPAL:

                                        BROOKDALE SENIOR LIVING INC., a
                                        Delaware corporation


                                            /s/ R. Stanley Young
                                        By:_____________________________________
                                        Name:  R. Stanley Young
                                        Title: Executive Vice President
                                               and CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT              FORM 4522 12/97 (Page 11)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

                                    FANNIE MAE

                                    By: GMAC Commercial Mortgage Corporation,a
                                        California corporation, its
                                        attorney-in-fact


                                            /s/ Max W. Foore
                                        By:_________________________________
                                           Max W. Foore
                                           Vice President


CONSENT TO TRANSFER AND RELEASE AGREEMENT-             FORM 4522 12/97 (Page 13)
FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                             (C) 1997 Fannie Mae

                                    EXHIBIT A
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREEMENT

PARCEL 1:

THE WEST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 5 SOUTH, RANGE 6 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE SOUTHERLY 44-00 FEET THEREOF DESCRIBED IN THE DEED TO THE COUNTY OF RIVERSIDE, RECORDED APRIL 14, 1958 AS INSTRUMENT NO. 26930 IN BOOK 2254 PAGE 585 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

ALSO EXCEPT ALL OIL, GAS AND OTHER MINERAL DEPOSITS PURSUANT TO THE PROVISIONS OF AN ACT OF CONGRESS ON JUNE 1, 1938 AND ALL URANIUM, THORIUM, OR ANY OTHER MATERIAL WHICH IS OR MAY BE DETERMINED TO BE PECULIARLY ESSENTIAL TO THE PRODUCTION OF FISSIONABLE MATERIALS, WHETHER OR NOT OF COMMERCIAL VALUE, TOGETHER WITH THE RIGHT OF THE UNITED STATES THROUGH ITS AUTHORIZED AGENTS OR REPRESENTATIVES AT ANY TIME TO ENTER UPON THE LAND AND PROSPECT FOR, MINE AND REMOVE SAME, PURSUANT TO THE PROVISIONS OF THE ACT OF AUGUST 1, 1946 (60 STAT.
755) IN CONGRESS, AS RESERVED IN PATENT FROM THE UNITED STATES OF AMERICA RECORDED MARCH 6, 1952 IN BOOK 1347, PAGE 525 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 6 (REFERRED TO HEREAFTER AS QUARTER, QUARTER, QUARTER SECTION), SAID SOUTHEAST CORNER ALSO BEING THE INTERSECTION OF THE CENTERLINE OF COUNTRY CLUB DRIVE (88.00 FEET WIDE) WITH THE CENTERLINE OF VISTA DUNES ROAD (60.00 FEET WIDE); THENCE SOUTH
89(degrees)59'28" WEST ALONG THE SOUTHERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION, BEING ALSO SAID CENTERLINE OF COUNTRY CLUB DRIVE, 332.41 FEET TO THE INTERSECTION WITH THE COMMON LINE BETWEEN THE EAST HALF AND THE WEST HALF OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01(degrees)19'31" EAST ALONG SAID COMMON LINE 44.01 FEET TO A LINE PARALLEL WITH AND 44.00 FEET NORTHERLY OF, MEASURED AT RIGHT ANGLES TO, SAID CENTERLINE OF COUNTRY CLUB DRIVE, BEING THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION;

THENCE SOUTH 89(degrees)59'28" WEST ALONG SAID PARALLEL LINE 332.39 FEET TO THE WESTERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01(degrees)20'19" EAST ALONG SAID WESTERLY LINE 620.36 FEET TO THE NORTHWEST CORNER OF SAID QUARTER, QUARTER, QUARTER SECTION;

CONSENT TO TRANSFER AND RELEASE AGREEMENT-        FORM 4522 12/97    (Page A-1)
 FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                            (C) 1997 Fannie Mae

THENCE NORTH 89(degrees)59'58" EAST ALONG SAID NORTHERLY LINE 332.35 FEET TO AN INTERSECTION WITH THE HEREINBEFORE DESCRIBED COMMON LINE;

THENCE SOUTH 01(degrees)19'31" WEST ALONG SAID COMMON LINE 62O.31 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION.

PARCEL 2:

THE EAST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 5 SOUTH, RANGE 6 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE SOUTHERLY 44.00 FEET DESCRIBED IN THE DEED TO THE COUNTY OF RIVERSIDE RECORDED APRIL 28, 1958, AS INSTRUMENT NO. 30641 IN BOOK 2262 PAGE 325 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

ALSO EXCEPT THE EASTERLY RECTANGULAR 30.00 FEET AS CONVEYED TO THE COUNTY OF RIVERSIDE BY DEED RECORDED DECEMBER 19,1960 AS INSTRUMENT NO. 106828, OFFICIAL RECORDS.

ALSO EXCEPT ALL COAL, OIL GAS AND OTHER MINERAL DEPOSITS IN THE LAND SO PATENTED, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME ACCORDING TO THE PROVISIONS OF SAID ACT OF JUNE 1, 1938 AS RESERVED BY THE UNITED STATES OF AMERICA IN PATENT RECORDED AUGUST 24, 1956 IN BOOK 1962 PAGE 500, OFFICIAL RECORDS.

MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 6 (REFERRED TO HEREAFTER AS QUARTER, QUARTER, QUARTER SECTION), SAID SOUTHEAST CORNER ALSO BEING THE INTERSECTION OF THE CENTERLINE OF COUNTRY CLUB DRIVE (88.00 FEET WIDE) WITH THE CENTERLINE OF VISTA DUNES ROAD (60.00 FEET WIDE);

THENCE SOUTH 89(degrees)59'28" WEST ALONG THE SOUTHERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION, BEING ALSO SAID CENTERLINE OF COUNTRY CLUB DRIVE, 332. 41 FEET TO THE INTERSECTION WITH THE COMMON LINE BETWEEN THE EAST HALF AND THE WEST HALF OF QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01 (degrees)19'31" EAST ALONG SAID COMMON LINE 44.01 FEET TO A LINE PARALLEL WITH AND 44.00 FEET NORTHERLY OF, MEASURED AT RIGHT ANGLES TO SAID CENTERLINE OF COUNTRY CLUB DRIVE, BEING THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION;

THENCE NORTH 89(degrees) 59'28" EAST ALONG SAID PARALLEL LINE 302.39 FEET TO A LINE PARALLEL WITH AND 30.00 FEET WESTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID CENTERLINE OF VISTA DUNES ROAD, SAID CENTERLINE ALSO BEING THE EASTERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01(degrees)13'43' EAST ALONG SAID PARALLEL LINE 620.26 FEET TO THE NORTHERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION;

CONSENT TO TRANSFER AND RELEASE AGREEMENT-        FORM 4522 12/97    (Page A-2)
 FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                            (C) 1997 Fannie Mae

THENCE SOUTH 39(degrees)59'58" WEST ALONG SAID NORTHERLY LINE 302.24 TO A INTERSECTION WITH THE HEREINBEFORE DESCRIBED COMMON LINE;

THENCE SOUTH 01(degrees)19'31" WEST ALONG SAID COMMON LINE 620.37 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION.

Assessor's Parcel No: 618-480-029-6

CONSENT TO TRANSFER AND RELEASE AGREEMENT-        FORM 4522 12/97    (Page A-3)
 FANNIE MAE MULTISTATE FORM (MIRAGE INN)
                                                            (C) 1997 Fannie Mae

                                    EXHIBIT B
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREEMENT

1. Multifamily Note dated as of June 21, 2005 by Borrower for the benefit of Original Lender;

2. Multifamily Deed of Trust Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005 by Transfer or for the benefit of Original Lender;

3. Replacement Reserve and Security Agreement dated as of June 21, 2005, by and between Borrower and Original Lender;

4. Completion/Repair and Security Agreement dated as of June 21, 2005 by and between Borrower and Original Lender;

5. Subordination, Assignment and Security Agreement dated as of June 21, 2005, by and among Borrower, Original Lender and BLC Mirage Inn, L.P.;

6.    Exceptions to Non-Recourse Guaranty dated as of June 21, 2005, by
      Transferor;

7.    Certificate of Borrower dated as of June 21, 2005, by Borrower; and

8.    Agreement to Amend or Comply dated as of June 21, 2005, by Borrower.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522   12/97   (Page B-1)
  FANNIE MAE MULTISTATE FORM
                                                             (C) 1997 Fannie Mae